Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

Note 17 ❑ Earnings per Share

The following tables provide a reconciliation of the numerators used in calculating earnings/(loss) per share attributable to common shareholders:

(Dollars in thousands)	2011	2010	2009

Income/(loss) from continuing operations	$134,012	$72,935	$(235,232)
Income/(loss) from discontinued operations, net of tax	$8,618	(11,332)	(23,203)

Net income/(loss)	$142,630	$61,603	$(258,435)
Net income attributable to noncontrolling interest	11,434	11,402	11,402

Net income/(loss) attributable to controlling interest	$131,196	$50,201	$(269,837)
Preferred stock dividends	-	107,970	59,585

Net income/(loss) available to common shareholders	$131,196	$(57,769)	$(329,422)

Income/(loss) from continuing operations	$134,012	$72,935	$(235,232)
Net income attributable to noncontrolling interest	11,434	11,402	11,402
Preferred stock dividends	-	107,970	59,585

Net income/(loss) from continuing operations available to common shareholders	$122,578	$(46,437)	$(306,219)

The following table provides a reconciliation of weighted average common shares to diluted average common shares:

(In thousands, except per share data)	2011	2010	2009

Weighted average common shares outstanding - basic	260,574	235,699	234,431
Effect of dilutive securities	2,287	-	-

Weighted average common shares outstanding - diluted	262,861	235,699	234,431

Earnings/(loss) per common share:	2011	2010	2009

Income/(loss) per share from continuing operations available to common shareholders	$0.47	$(0.20)	$(1.31)
Income/(loss) per share from discontinued operations, net of tax	.03	(.05)	(.10)

Net income/(loss) per share available to common shareholders	$0.50	$(0.25)	$(1.41)

Diluted earnings/(loss) per common share:

Diluted income/(loss) per share from continuing operations available to common shareholders	$0.47	$(0.20)	$(1.31)
Diluted income/(loss) per share from discontinued operations, net of tax	.03	(.05)	(.10)

Diluted income/(loss) per share available to common shareholders	$0.50	$(0.25)	$(1.41)

For the twelve months ended December 31, 2011, the dilutive effect for all potential common shares was 2.3 million. Due to the net loss attributable to common shareholders for the twelve months ended December 31, 2010, and 2009, no potentially dilutive shares were included in the loss per share calculations as including such shares would have been antidilutive. Stock options of 10.6 million, 12.3 million, and 15.6 million with weighted average exercise prices of $24.91, $27.04, and $27.48 per share for the twelve months ended December 31, 2011, 2010 and 2009, respectively, were excluded from diluted shares because including such shares would be antidilutive. Other equity awards of .6 million, 3.3 million, and 2.8 million for the twelve months ended December 31, 2011, 2010, and 2009, respectively, were excluded from diluted shares because including such shares would have been antidilutive. Additionally 14.8 million potential common shares related to the capital purchase program ("CPP") common stock warrant were excluded from the computation of diluted loss per common share for the period ended December 31, 2010 and 2009, because such shares would have been antidilutive. The warrant resulted in .7 million dilutive shares for the twelve-month period ended December 31, 2011. The CPP common stock warrant was repurchased in first quarter 2011.